                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Brian A. Murdock             Chief Executive Officer and      June 7, 2007
------------------------------   Trustee/Director

Brian A. Murdock

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in her name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Susan B. Kerley              Chairman and Trustee/Director    June 7, 2007
------------------------------

Susan B. Kerley

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Peter Meenan                 Trustee/Director                 June 7, 2007
------------------------------

Peter Meenan

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Richard H. Nolan, Jr.        Trustee/Director                 June 7, 2007
------------------------------

Richard H. Nolan, Jr.

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Roman L. Weil                Trustee/Director                 June 7, 2007
------------------------------

Roman L. Weil

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ John A. Weisser, Jr.         Trustee/Director                 June 7, 2007
------------------------------

John A. Weisser, Jr.

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Alan R. Latshaw              Trustee/Director                 June 7, 2007
------------------------------

Alan R. Latshaw

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Richard S. Trutanic          Trustee/Director                 June 7, 2007
------------------------------

Richard S. Trutanic

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Stephen P. Fisher            President                        June 7, 2007
------------------------------

Stephen P. Fisher

                                POWER OF ATTORNEY

      KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Marguerite E. H. Morrison, Jeffrey A. Engelsman, Thomas C. Humbert, Thomas Lynch, Barry E. Simmons, Sander M. Bieber, Thomas C. Bogle, Keith T. Robinson, Frederick H. Sherley, and Erin G. Wagner his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all Registration Statements applicable to Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., The MainStay Funds and MainStay VP Series Fund, Inc. (collectively, "The MainStay Group of Funds") and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                        Title                            Date
------------------------------   ------------------------------   --------------

/s/ Jack Benintende              Treasurer and Principal           June 7, 2007
------------------------------   Financial and Accounting
                                 Officer

Jack Benintende